UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 14, 2007

NEWFIELD EXPLORATION COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12534 (Commission File Number)	72-1133047 (I.R.S. Employer Identification No.)
363 N. Sam Houston Parkway E., Suite 2020
Houston, Texas 77060
(Address of principal executive offices)
Registrant’s telephone number, including area code: (281) 847-6000
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
Amended and Restated 2004 Omnibus Stock Plan
Form of 2007 TSR Restricted Stock Agreement
Form of 2007 Restricted Unit Agreement

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On February 7, 2007, the Board of Directors of Newfield Exploration Company (“Newfield”) approved the Amended and Restated Newfield Exploration Company 2004 Omnibus Stock Plan (the “Plan”) to allow Newfield to grant restricted units to its employees. Each unit granted under the Plan will represent the right to receive in specified circumstances either one share of Newfield’s common stock or the cash value of one share of Newfield’s common stock. The Plan is filed herewith as Exhibit 10.1 and is incorporated herein by reference.
     On February 14, 2007, each executive officer of Newfield listed in the table below was granted the restricted awards set forth opposite his or her name. These restricted awards were granted pursuant to the Plan and were in the form of performance-based restricted stock awards (collectively, the “Performance-Based Restricted Stock Awards”) and time vested restricted unit awards (collectively, the “Time Vested Restricted Unit Awards”). Each of the Performance-Based Restricted Stock Awards consisted of an equal number of “Base Restricted Shares” and “Bonus Restricted Shares.” Each of the Performance-Based Restricted Stock Awards is governed by a restricted stock agreement, the form of which is filed herewith as Exhibit 10.2 and is incorporated herein by reference. Each of the Time Vested Restricted Unit Awards is governed by a restricted unit agreement, the form of which is filed herewith as Exhibit 10.3 and is incorporated herein by reference.
     Upon a Change of Control (as defined in the Plan), (a) all of the Base Restricted Shares and time vested restricted units vest and (b) the Bonus Restricted Shares vest only (i) if such Change of Control occurs on or after March 1, 2009 and (ii) to the extent that the performance criteria set forth in the restricted stock agreement is met as of the date of such Change of Control. Any Bonus Restricted Shares that do not vest upon a Change of Control will be forfeited.

		Performance Based		Time
		Base	Bonus	Vested
		Restricted	Restricted	Restricted
Executive Officer	Title	Shares	Shares	Units	Total
David A. Trice	Chairman, President and Chief
	Executive Officer	33,334	33,334	16,666	83,334
David F. Schaible	Executive Vice President –
	Operations and Acquisitions	18,334	18,334	9,166	45,834
Michael D. Van Horn	Senior Vice President – Exploration	16,667	16,667	8,333	41,667
Lee K. Boothby	Vice President – Mid-Continent	16,667	16,667	8,333	41,667
Terry W. Rathert	Senior Vice President, Chief
	Financial Officer and Secretary	15,000	15,000	7,500	37,500
William D. Schneider	Vice President – International	10,000	10,000	5,000	25,000
George T. Dunn	Vice President – Gulf Coast	10,000	10,000	5,000	25,000
Gary D. Packer	Vice President – Rocky Mountains	10,000	10,000	5,000	25,000
John H. Jasek	Vice President – Gulf of Mexico	10,000	10,000	5,000	25,000
James T. Zernell	Vice President – Production	6,667	6,667	3,333	16,667
W. Mark Blumenshine	Vice President – Land	—	—	5,000	5,000
Mona Leigh Bernhardt	Vice President – Human Resources	—	—	5,000	5,000
Stephen C. Campbell	Vice President – Investor Relations	—	—	5,000	5,000
James J. Metcalf	Vice President – Drilling	—	—	5,000	5,000
Brian L. Rickmers	Controller and Assistant Secretary	—	—	5,000	5,000
Susan G. Riggs	Treasurer	—	—	2,500	2,500
Item 9.01 Financial Statements and Exhibits
(c)	Exhibits

10.1	Amended and Restated Newfield Exploration Company 2004 Omnibus Stock Plan
10.2	Form of 2007 TSR Restricted Stock Agreement
10.3	Form of 2007 Restricted Unit Agreement

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NEWFIELD EXPLORATION COMPANY
Date: February 21, 2007	By:	/s/ BRIAN L. RICKMERS
Brian L. Rickmers
Controller

Exhibit Index

Exhibit No.	Description

10.1	Amended and Restated Newfield Exploration Company 2004 Omnibus Stock Plan
10.2	Form of 2007 TSR Restricted Stock Agreement
10.3	Form of 2007 Restricted Unit Agreement